Filed Pursuant to Rule 497(e)
File No. 333-198882

CAREY CREDIT INCOME FUND 2016 T
Prospectus Supplement No. 8 Dated April 26, 2016
To Prospectus Dated July 24, 2015

This prospectus supplement (the “Prospectus Supplement”) is part of, and should be read in conjunction with, the prospectus of Carey Credit Income Fund 2016 T, dated July 24, 2015 (as amended or supplemented, the “Prospectus”). Unless the context indicates otherwise, the information contained in this Prospectus Supplement supersedes the information contained in the Prospectus. Terms used but not defined in the Prospectus Supplement shall have the meanings given to them in the Prospectus. A copy of the Prospectus will be provided by Carey Credit Income Fund 2016 T upon request.
INCREASE IN PUBLIC OFFERING PRICE
On April 26, 2016, we increased our public offering price from $9.25 per share to $9.40 per share. The increase in the public offering price will be effective as of our April 28, 2016 weekly closing and first applied to subscriptions received in good order from April 20, 2016 through April 26, 2016. In accordance with our share pricing policy as stated in the Prospectus, our Board of Trustees determined that an increase in the public offering price per share was warranted following an increase in our net asset value per share. As a result of the increase in our public offering price, the maximum sales load and net proceeds per share will be approximately $0.54 per share and $8.86 per share, respectively.